UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2008

The Boston Beer Company, Inc.
(Exact name of registrant as specified in its charter)

Massachusetts	001-14092	04-3284048
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Design Center Place, Suite 850, Boston, MA		02210
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (617) 368-5000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]		Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2009 Bonus Opportunities

      At its meeting on December 9, 2008, the Compensation Committee of the Company's Board of Directors approved bonus objectives for the Company's named executive officers for 2009 and established Company-wide goals (the "Company 2009 Goals") that apply to certain officers and employees. The Company-wide goals consist of achieving a targeted depletions growth for all products, achieving certain resource efficiency and cost savings targets and maintaining the brand health of the Company's brands. Assessment of performance against these objectives is within the purview of the Committee.

Chief Executive Officer

The Committee approved 2009 bonus opportunities for Martin F. Roper, the Company's President and CEO, equal to 80% of salary, based on achieving objectives as follows:

TABLE 1 - CEO BONUS OPPORTUNITY = 80% OF BASE SALARY

Objectives to be Achieved by the Company by FY2009 Year-End:		Weight

1.	Depletions growth of at least 3% (contingent upon achieving a total specified minimum price increase and a specified minimum 2009 EPS) or	10%

2.	Depletions growth of at least 6% (contingent upon achieving a total specified minimum price increase and a specified minimum 2009 EPS)	30%

3.	Delivered gross profit (gross profit as reported net of freight out) of a minimum specified amount and delivered gross profit margin of at least 43%	20%

4.	Implementation of resource efficiency programs projected to achieve a delivered gross profit margin of at least 47% in 2010 (adjusted for energy and raw materials cost inflation)	10%

5.	Systematic improvement in internal processes and procedures, including:	10%

•	Improvement of processes for developing, approving and implementing capital projects and post-capital project review, such that 70% or more of invested capital will be directed to ROI generation
•	Implementation of ROIC reporting throughout the organization
•	Improvement of quality, reliability and risk management capabilities
•	Improvement in organizational capabilities to meet goals

6.	Achievement by the Operations and Brewing departments of their goal to reduce cost of goods and freight by a minimum specified amount	20%

7.	Achievement by all other departments, in the aggregate, of savings/free resources of a minimum specified amount	10%

	TOTAL	100%

In addition, the Committee approved a further bonus opportunity for Mr. Roper in 2009 equal to 80% of the above 2009 bonus potential (which would equal an incremental 64% of his base salary) tied to


achieving certain goals that would require substantial out-performance by the Company against its 2009 financial plan, as follows:

TABLE 2 - CEO "STRETCH" BONUS OPPORTUNITY = 64% OF BASE SALARY

Objectives to be Achieved by the Company by FY2009 Year-End		Weight

1.	Depletions growth of 9.5% or more	30%

2.	Depletions growth of 13% or more	30%

3.	Processing costs of under a specified amount per case equivalent for owned breweries, holding energy costs at planned levels including depreciation	20%

	TOTAL	100%

Chairman

      The Committee approved 2009 bonus opportunities for C. James Koch, the Company's Chairman, equal to 100% of salary. Mr. Koch's objectives for 2009 as a percentage of his bonus opportunities are as follows:

TABLE 3 - CHAIRMAN BONUS OPPORTUNITY = 100% OF BASE SALARY

Objectives to be Achieved by the Company or the Chairman by FY2009 Year-End		Weight

1.	Depletions growth of 9.5% or more with a total specified pricing increase	20%

2.	Depletions growth equal to or better than that achieved by craft beer category	30%

3.	Delivered gross profit of a minimum specified amount and delivered gross profit margin of at least 43%	20%

4.	Implementation of resource efficiency programs projected to achieve a delivered gross profit of 47% in 2010 (adjusted for energy and raw materials cost inflation)	20%

5.	Invest time and resources in craft beer industry initiatives that are supportive of the craft beer category and the Company, and make regular progress reports to the Board of Directors.	10%

	TOTAL	100%

Chief Financial Officer

      The Committee approved 2009 bonus opportunities for William F. Urich, the Company's Treasurer and Chief Financial Officer, equal to 50% of his 2009 base salary, based on achieving objectives as follows:


TABLE 4 - CFO BONUS OPPORTUNITY = 50% OF BASE SALARY

Objectives to be Achieved by the Company or the CFO by FY2009 Year-End		Weight

1.	The Company has achieved the Company 2009 Goals	30%

2.	Achieve a minimum specified dollar amount of resource savings/efficiencies in sales, general and administrative expenses.	20%

3.	Increase effectiveness of the Company's sales force as measured by improving pricing a target amount, and improving reporting and data availability	15%

4.	Generate operational cost of goods sold improvement by supporting the operations group to achieve a specified minimum level in savings and to develop reporting of KPI's and implementing a capital project review and post-review process to validate ROI hurdle rates	20%

5.	Improve IT business support through improved project approval process and improved evaluation of existing and completed systems	15%

	TOTAL	100%

Vice President of Brand Development

The Committee approved 2009 bonus opportunities for Robert H. Hall, the Company's Vice President of Brand Development, equal to 50% of his 2009 base salary, based on achieving objectives as follows:

TABLE 5 - VICE PRESIDENT OF BRAND DEVELOPMENT BONUS OPPORTUNITY = 50% OF BASE SALARY

Objectives to be Achieved by the Company or Mr. Hall by Specified Dates		Weight

1.	The Company has achieved the Company 2009 Goals	30%

2.	The Samuel Adams brand family is growing at a rate faster than the craft beer category	15%

3.	A specified number, quality and type of brand advertising for television have been developed and executed.	20%

4.	A specified number, quality and type of brand advertising for radio have been developed and executed.	10%

5.	A specific packaging improvement that achieves a specific rating has been developed and executed.	10%

6.	Development of specific support or promotional ideas for on-premise features that the sales group can execute to drive distribution of certain key styles	10%

7.	Achievement of resource efficiencies in the brand development budget of at least 3%	5%

	TOTAL	100%


Vice President of Operations

The Committee approved 2009 bonus opportunities for Thomas W. Lance, the Company's Vice President of Operations, equal to 50% of his 2009 base salary, based on achieving objectives as follows:

TABLE 6 - VICE PRESIDENT OF OPERATIONS BONUS OPPORTUNITY = 50% OF BASE SALARY

Objectives to be Achieved by the Company or Mr. Lance by FY2009 Year-End		Weight

1.	The Company has achieved the Company 2009 Goals	20%

2.	A minimum specified dollar savings in delivered gross margin have been identified and delivered, and plans to deliver a similar amount in 2010 have been developed and are being executed against.	25%

3.	Development and implementation of a performance-driven work culture at the Company's breweries that significantly improves KPI's and reduces internal average processing fee by no less than a specified amount.	20%

4.	Development of a 3-year capital plan for the Company's breweries at a targeted spend level and which provides 70% or more of the capital to ROI generation projects	10%

5.	Achievement of a 10% improvement over 2008 in safety based on total incidents measured	5%

6.	Achievement of a 6% improvement in quality conformance of finished goods for full year 2009 over fourth quarter of 2008	5%

7.	Development and implementation of an employee relations strategy that supports a progressive work environment at the Company's breweries and creates healthy employee-manager-Company relations	10%

8.	Completion of all controls, procedures and process changes at the breweries identified in internal risk management evaluation	5%

	TOTAL	100%
Other Executive Officers

      The Committee also approved 2009 bonus opportunities for its other executive officers, which opportunities are a combination of the Company achieving its Company 2009 Goals and the respective officers achieving their individual goals. The bonus opportunities for such officers equal 50% of their 2009 base salary, with 20% to 30% of the bonus opportunity being the achievement by the Company of the Company 2009 Goals.

Equity Compensation

Contingent Options

      Based on the recommendation of the Compensation Committee, the Board of Directors approved the grant of options for shares of the Company's Class A Common Stock to Mr. Koch for 12,000 shares, to executive officers, other than Mr. Koch and Mr. Roper, for an aggregate of 68,000 shares and to certain senior managers for an aggregate of 9,500 shares, effective January 1, 2009. The number of shares as to


which the option may become exercisable in any year is dependent upon the Company's meeting certain 2009 depletions targets, as follows:

1. 100% will be eligible to vest if 2009 depletions are 6% or more over 2008
2. 50% will be eligible to vest if 2009 depletions are at least 3% over 2008

The determination will be made by mid-March 2010. Eligible shares will then vest at the rate of 20% per year over the five-year period commencing January 1, 2009. The options will lapse to the extent that the depletions targets are not met.

Restricted Stock Awards

      In addition, upon the recommendation of the Compensation Committee, the Company's Board of Directors approved an aggregate of $1,474,500 in restricted stock grants to be awarded to senior managers and certain key employees of the Company as of January 1, 2009. The restricted stock will vest over the five-year period commencing January 1, 2009, contingent only on continued employment, such that 20% of the shares will vest on January 1 in each of the years 2010 through 2014. No executive officers of the Company will be included in these restricted stock grants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Boston Beer Company, Inc.
(Registrant)

Date: December 12, 2008	/s/ Martin F. Roper

Martin F. Roper
Chief Executive Officer
(Signature)*

*Print name and title of the signing officer under his signature.
